Exhibit 99.1

Victoria’s Secret & Co. Announces Leadership Appointments

VS&Co Evolves Leadership Structure to Advance Strategic Priorities

Reynoldsburg, Ohio (Jun 21, 2023)—Victoria’s Secret & Co. (“Victoria’s Secret” or the “Company”) (NYSE: VSCO) announced key leadership appointments to further advance its strategic pillars of strengthening the core, igniting growth and transforming the foundation. Greg Unis will assume the role of Brand President, Victoria’s Secret & PINK. Unis will continue to report to Martin Waters, CEO of Victoria’s Secret & Co., and lead the design, merchandising, creative, planning, strategic patterning and business development functions.

“Greg has been with Victoria’s Secret since 2016 and I believe his merchant vision, proven record of growth and results, and deep knowledge of our business make him the right person to guide us to further success. In this role, Greg will also partner closely with Chief Customer Officer Chris Rupp to continue to evolve our brands, delight our customers, and grow our business,” said Martin Waters, CEO of Victoria’s Secret & Co.

Additionally, the company will welcome Anne Stephenson as its new Chief Merchandising Officer, reporting to Greg Unis. Stephenson joins the company after most recently serving as the Chief Merchandising and Product Officer of Torrid and will begin her role with Victoria’s Secret & Co. next month.

“We are thrilled to welcome Anne back to the Victoria’s Secret & Co. family,” added Waters. “Anne is a respected and strategic merchant with extensive leadership experience growing top brands, including more than 15 years with Victoria’s Secret.”

About Greg Unis:

Greg Unis joined the business in 2016 and formerly held the roles of CEO of Victoria’s Secret Beauty and most recently as Chief Growth Officer at Victoria’s Secret & Co. As Chief Growth Officer, he was tasked with growing the business through new business development, international expansion and mergers and acquisition opportunities. Greg also led VS&Co’s real estate and store design and construction teams focused on expanding the company’s store of the future initiative.

In his role as CEO of Victoria’s Secret Beauty, he was responsible for the nearly $1B Victoria’s Secret Beauty, Victoria’s Secret Accessories, and PINK Beauty businesses, helping the brand deliver record sales and extensive growth in all three categories. Greg has a long-tenured career in retail where he was formerly Executive Vice President and Global Head of Men’s and Licensing Merchandising for Coach, and held senior positions at Brooks Brothers and Gap Inc.

About Anne Stephenson:

Anne is a respected and strategic merchant with extensive leadership experience growing top brands, including more than 15 years with Victoria’s Secret. Most recently, Anne has served in chief merchant roles at Full Beauty Brands and Torrid.

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About Victoria’s Secret & Co.

Victoria’s Secret & Co. (NYSE: VSCO) is a specialty retailer of modern, fashion-inspired collections including signature bras, panties, lingerie, casual sleepwear, athleisure and swim, as well as award-winning prestige fragrances and body care. VS&Co is comprised of market leading brands, Victoria’s Secret and Victoria’s Secret PINK, that share a common purpose of inspiring and uplifting our customers in every stage of their lives, and Adore Me, a technology-led, digital-first innovative intimates brand serving women of all sizes and budgets at all phases of life. We are committed to empowering our more than 30,000 associates across a global footprint of approximately 1,350 retail stores in approximately 70 countries. We provide our customers with products and experiences that make them feel good inside and out while driving positive change through the power of our products, platform and advocacy.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

We caution that any forward-looking statements (as such term is defined in the U.S. Private Securities Litigation Reform Act of 1995) contained in this press release or made by us, our management, or our spokespeople involve risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. Accordingly, our future performance and financial results may differ materially from those expressed or implied in any such forward-looking statements. Forward-looking statements include, without limitation, statements regarding our future operating results, the implementation and impact of our strategic plans, and our ability to meet environmental, social, and governance goals. Words such as “estimate,” “commit,” “target,” “goal,” “project,” “plan,” “believe,” “seek,” “strive,” “expect,” “anticipate,” “intend,” “potential” and any similar expressions may identify forward-looking statements. Risks associated with the following factors, among others, could affect our financial performance and cause actual results to differ materially from those expressed or implied in any forward-looking statements:

•	the spin-off from Bath & Body Works, Inc. (f/k/a L Brands, Inc.) may not be tax-free for U.S. federal income tax purposes;

•	we may not realize all of the expected benefits of the spin-off;

•

general economic conditions, inflation, consumer confidence, consumer spending patterns and market disruptions including pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, financial crises, political crises or other major events, or the prospect of these events;

•	the novel coronavirus (COVID-19) global pandemic has had and may continue to have an adverse effect on our business and results of operations;

•	difficulties arising from turnover in company leadership or other key positions;

•	our ability to attract, develop and retain qualified associates and manage labor-related costs;

•	our dependence on mall traffic and the availability of suitable store locations on appropriate terms;

•	our ability to successfully operate and expand internationally and related risks;

•	our independent franchise, license, wholesale and joint venture partners;

•	our direct channel business;

•	our ability to protect our reputation and the image of our brands;

•	our ability to attract customers with marketing, advertising and promotional programs;

•	the highly competitive nature of the retail industry and the segments in which we operate;

•	consumer acceptance of our products and our ability to manage the life cycle of our brands, keep up with fashion trends, develop new merchandise and launch new product lines successfully;

•	our ability to realize the potential benefits and synergies sought with the acquisition of AdoreMe, Inc.;

•	our ability to source, distribute and sell goods and materials on a global basis, including risks related to:

•	political instability, environmental hazards or natural disasters;

•	significant health hazards or pandemics;

•	legal and regulatory matters;

•	delays or disruptions in shipping and transportation and related pricing impacts; and

•	disruption due to labor disputes;

•	our geographic concentration of vendor and distribution facilities in central Ohio and Southeast Asia;

•	the ability of our vendors to deliver products in a timely manner, meet quality standards and comply with applicable laws and regulations;

•	fluctuations in freight, product input and energy costs, including those caused by inflation;

•	our and our third-party service providers’ ability to implement and maintain information technology systems and to protect associated data and system availability;

•	our ability to maintain the security of customer, associate, third-party and company information;

•	stock price volatility;

•	shareholder activism matters;

•	our ability to maintain our credit rating;

•	our ability to comply with regulatory requirements; and

•	legal, tax, trade and other regulatory matters.

Except as may be required by law, we assume no obligation and do not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this press release to reflect circumstances existing after the date of this press release or to reflect the occurrence of future events, even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized. Additional information regarding these and other factors can be found in “Item 1A. Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 17, 2023.

For further information, please contact:

Victoria’s Secret & Co.:
Investor Relations:	Media Relations:
Kevin Wynk	Brooke Wilson
investorrelations@victoria.com	communications@victoria.com